SUPPLEMENT DATED JULY 16, 2020

TO THE PROSPECTUS DATED

August 19, 2019 for

Franklin Fund Allocator Series

Franklin U.S. Core Equity (IU) Fund

Franklin International Core Equity (IU) Fund

Franklin Emerging Market Core Equity (IU) Fund

The prospectus is amended as follows:

I. The first paragraph under “Fund Summaries – Fees and Expenses of the Fund” for each Fund is replaced with the following:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is used only by Franklin Templeton mutual funds and other pooled investment vehicles that are managed by the investment manager or one of its affiliates.

II. The following replaces the first footnote to the annual fund operating expenses fee table of each Fund under “Fund Summaries – Fees and Expenses of the Fund:”

1. Because the Fund is used only for investment by Franklin Templeton mutual funds and other pooled investment vehicles that are managed by the investment manager or one of its affiliates, Management does not charge the Fund a fee for its investment management service.

III. The following is added above “Fund Summaries – Taxes” for each Fund:

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased only by Franklin Templeton mutual funds and other pooled investment vehicles that are managed by the investment manager or one of its affiliates.  Shares may be purchase or redeemed on any business day.  There is no minimum investment for purchases.

IV. The following replaces the first paragraph under “Your Account – Qualified Investors:”

Shares of the Funds are used exclusively for Franklin Templeton funds and other pooled investment vehicles that are managed by Advisers or its affiliates.  Decisions as to whether or not to invest assets of a Franklin Templeton fund or other pooled investment vehicle in the Fund will be made by that vehicle’s investment manager.

V. The “Your Account – Selling Shares” section of the prospectus is replaced with the following:

Selling Shares

You can sell your shares at any time.  To make a same day redemption, the redemption request must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

VI. The following replaces the first paragraph under “Your Account – Frequent Trading Policy:”

The Fund is used exclusively for Franklin Templeton mutual funds and other pooled investment vehicles that are managed by Advisers or its affiliates and decisions as to whether or not to invest assets of a Franklin Templeton fund in the Fund will be made by that vehicle’s investment manager.

VII. The following replaces the seventh paragraph under “Your Account – Frequent Trading Policy:”

Because the Fund is used only as an underlying fund of other Franklin Templeton funds or other pooled investment vehicles that are managed by Advisers or its affiliates, the Fund may be purchased or redeemed on a frequent basis for rebalancing purposes. The transfer agent does not consider this an ongoing short-term trading strategy that violates the Fund’s Frequent Trading Policy.

Please keep this supplement with your prospectus for future reference.